CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We consent to the reference to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of the Lehman Brothers Income Funds.


                                          TAIT, WELLER & BAKER LLP



PHILADELPHIA, PENNSYLVANIA
SEPTEMBER 13, 2007